Exhibit 99.1
State Court National Prescription Opiate Litigation Case Citations as of November 25, 2019.
Dallas Cty. Hosp. Dist. d/b/a Parkland Health & Hosp. Sys., et al. v. Amneal Pharm., LLC, et al., Tex. Dist. Ct., Dallas Cty., 11/20/2019; Lawrence Cty. v. Allergan PLC, et al., Mo. Cir. Ct., 22nd Judicial Cir., St. Louis City, 11/20/2019; Vernon Cty. v. Allergan PLC, et al., Mo. Cir. Ct., 22nd Jud. Cir., St. Louis City, 11/7/2019; Ray Cty. v. Allergan Plc, et al., Mo. Cir. Ct., 22nd Jud. Cit., St. Louis City, 10/22/2019; Singing River Health Sys., et al., v. Grace, et al., Miss. Ch. Ct., Jackson Cty., 10/16/2019; Pike Cty. v. Allergan PLC, et al., Mo. Cir. Ct., 22nd Jud. Cir., St. Louis City, 10/8/2019; Clinton Cty. v. Allergan PLC, et al., Mo. Cir. Ct., 22nd Jud. Cir., St. Louis City, 9/30/2019; Pinal Cty. v. Actavis PLC, et al., Ariz. Sup. Ct., Pinal Cty., 9/25/2019; City of Prescott v. Allergan PLC, et al.. Ariz. Sup. Ct., Maricopa Cty., 9/23/2019; Fla. Health Scis. Ctr., Inc., et al. v. Sackler, et al., Fla. Cir. Ct., 17th Jud. Cir., Broward Cty., 9/16/2019; State of Mississippi v. Cardinal Health, Inc., et al., Miss. 1st Jud. Dist., Hinds Cty. Cir. Ct., 9/12/2019; City of Myrtle Beach v. Purdue Pharma L.P., et al., S.C. Ct. of Com. Pl., Fifteenth Jud. Cir., 8/29/2019; State of South Dakota ex rel. Ravnsborg v. Purdue Pharma L.P., et al., S.D. Cir. Ct., Sixth Jud. Cir., Hughes Cty., 8/23/2019; Town of Canton v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; Town of Chicopee v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Framingham v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Gloucester v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Haverhill v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; Town of Lynnfield v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; Town of Natick v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Salem v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Springfield v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; Town of Wakefield v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; City of Worcester v. Purdue Pharma L.P., et al., Mass. Super. Ct., Suffolk Cty., 8/23/2019; Town of Summerville v. Purdue Pharma L.P., et al., S.C. Ct. of Com. Pl., 1st Jud. Cir., 8/23/2019; City of North Las Vegas v. Purdue Pharma L.P., et al., Nev. Dist. Ct., Clark Cty., 8/22/2019; City of Las Vegas v. Purdue Pharma L.P., et al., Nev. Dist. Ct., Clark Cty., 8/22/2019; City of Henderson v. Purdue Pharma L.P., et al., Nev. Dist. Ct., Clark Cty., 8/22/2019; Bd. of Cty. Comm’rs of Choctaw Cty. v. Purdue Pharma L.P., et al., Okla. Dist. Ct., Choctaw Cty., 8/19/2019; Town of Mt. Pleasant v. Purdue Pharma L.P., et al., S.C. Ct. of Com. Pl., 9th Jud. Cir., 8/16/2019; City of Charleston v. Purdue Pharma L.P., et al., S.C. Ct. of Com. Pl., 9th Jud. Cir., 8/15/2019; Wasatch Cty. v. Sackler, et al., Utah 3d Dist. Ct., Summit Cty., 7/26/2019; Cache Cty., et al. v. Sackler, et al., Utah 3d Dist. Ct., Summit Cty., 7/26/2019; Sevier Cty., et al. v. Purdue Pharma L.P., et al., Utah 3d Dist. Ct., Summit Cty., 7/26/2019; Washington Cty., et al. v. Sackler, et al., Utah 3d Dist. Ct., Summit Cty., 7/26/2019; Uintah Cty., et al. v. Sackler, et al., Utah 3d Dist. Ct., Summit Cty., 7/26/2019; Tooele Cty., et al. v. Sackler, et al., Utah 3d Dist. Ct., Summit Cty., 7/26/2019; Summit Cty., et al. v. Sackler, et al., Utah 3d Dist. Ct., Summit Cty., 7/26/2019; Weber Cty., et al. v. Sackler, et al., Utah 3d Dist. Ct., Summit Cty., 7/26/2019; Salt Lake Cty., et al. v. Sackler, et al., Utah 3d Dist. Ct., Summit Cty., 7/26/2019; City of North Charleston v. Purdue Pharma L.P., et al., S.C. Ct. of Com. Pl., 9th Jud. Cir., 7/26/2019; City of Albuquerque v. Purdue Pharma L.P., et al., N.M. 2d Jud. Dist. Ct., Bernalillo Cty., 7/9/2019; City of Santa Fe v. Purdue Pharma L.P., et al., N.M. 1st Jud. Dist. Ct., Santa Fe Cty., 7/9/2019; Mayor Peggy Knotts Barney v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 7/2/2019; Mayor Philip Bowers, on behalf of the City of Philippi v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 7/2/2019; City of Holly Springs v. Purdue Pharma L.P., et al., Miss. Cir. Ct., Marshall Cty., 6/20/2019; Kingman Hosp., Inc., et al. v. Purdue Pharma L.P., et al., Ariz. Sup. Ct., Mohave Cty., 6/18/2019; Braxton Cty. Mem’l Hosp., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 6/7/2019; Williamson Mem’l Hosp. LLC, et al. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 6/7/2019; Wetzel Cty. Hosp. Ass’n, et al. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 6/7/2019; Princeton Comm’n Hosp. Ass’n., Inc., et al. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 6/7/2019; Grant Mem‘l Hosp., et al. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 6/7/2019; Cmty. Health Ass’n d/b/a Jackson Gen. Hosp., et al. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 6/7/2019; State of Nevada ex. rel. Ford v. McKesson Corp., et al., Nev. Dist. Ct., Clark Cty., 6/1/2019; City of Yonkers v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Westchester Cty., 5/29/2019; Cty. of Saluda v. Rite Aid of S.C., Inc. et al., S.C. Ct. Com. Pl. 11th Jud. Cir., 5/20/2019; Cty. of Clarendon v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 3d Jud. Cir., 5/20/2019; Cty. of Abbeville v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 8th Jud. Cir., 5/20/2019; Roane Cty. Comm'n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; City of Spencer v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Jackson Cty. Comm'n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; City of Ripley v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Town of Ravenswood v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Wood Cty. Comm'n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; City of Williamstown v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Wirt Cty. Comm'n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Town of Elizabeth v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Pleasants Cty. Comm'n v. Mylan Pharm., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; City of St. Marys v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Ritchie Cty. Comm'n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Town of Harrisville v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Cty. of Bamberg v. Rite Aid of S.C., Inc., et al., S.C. Ct. of Com. Pl., 2d Jud. Cir., 5/7/2019; Cty. of Barnwell v. Rite Aid of S.C., Inc., et al., S.C. Ct. of Com. Pl., 2d Jud. Cir., 5/7/2019; Cty. of Beaufort v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 14th Jud. Cir., 5/7/2019; Cty. of Colleton

v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 14th Jud. Cir., 5/7/2019; Cty. of Fairfield v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 6th Jud. Cir., 5/7/2019; Cty. of Allendale v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 14th Jud. Cir., 5/7/2019; Cty. of Hampton v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 14th Jud. Cir., 5/7/2019; Cty. of Kershaw, et al. v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 5th Jud. Cir., 5/7/2019; Cty. of Jasper v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 14th Jud. Cir., 5/7/2019; Cty. of Lee v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 3d Jud. Cir., 5/7/2019; Cty. of Orangeburg v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 1st Jud. Cir., 5/7/2019; Cty. of Williamsburg v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 3d Jud. Cir., 5/7/2019; Cty. of Chesterfield v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 4th Jud. Cir., 5/7/2019; Cty. of Dorchester v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 1st Jud. Cir., 5/6/2019; Cty. of Horry v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 15th Jud. Cir., 5/6/2019; City of Albany v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 5/3/2019; City of Plattsburgh v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 5/3/2019; City of Troy v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 5/3/2019; City of Schenectady v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 5/3/2019; Cty. of Lexington v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 11th Jud. Cir., 5/2/2019; Cty. of Marion v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 12th Jud. Cir., 5/2/2019; Cty. of Calhoun v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 1st Jud. Cir., 5/2/2019; Cty. of Dillon v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 4th Jud. Cir., 5/2/2019; Cty. of Lancaster v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 6th Jud. Cir., 5/2/2019; Cty. of Aiken v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 2d Jud. Cir., 5/2/2019; Cty. of Anderson v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 10th Jud. Cir., 5/1/2019; Cty. of Cherokee v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 7th Jud. Cir., 5/1/2019; Cty. of Edgefield v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 11th Jud. Cir., 5/1/2019; Cty. of Florence v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 12th Jud. Cir., 5/1/2019; Cty. of Greenville v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 13th Jud. Cir., 5/1/2019; Cty. of Greenwood v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 18th Jud. Cir., 5/1/2019; Cty. of Laurens v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 8th Jud. Cir., 5/1/2019; Cty. of McCormick v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 11th Jud. Cir., 5/1/2019; Cty. of Oconee v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 10th Jud. Cir., 5/1/2019; Cty. of Pickens v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 13th Jud. Cir., 5/1/2019; Cty. of Spartanburg v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 7th Jud. Cir., 5/1/2019; Cty. of Sumter v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 3d Jud. Cir., 5/1/2019; Cty. of Union v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 16th Jud, Cir., 5/1/2019; Cty. of York v. Rite Aid of S.C., Inc., et al., S.C. Ct. Com. Pl., 16th Jud. Cir., 5/1/2019; W. Va. Univ. Hosps. Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Appalachian Reg’l Healthcare, Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Bluefield Hosp. Co., LLC v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Charleston Area Med. Ctr., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Davis Mem’l Hosp. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Broaddus Hosp. Ass’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Webster Cty. Mem’l Hosp., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Grafton City Hosp., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Greenbrier VMC., LLC v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Monongalia Cty. Gen. Hosp. Co. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Preston Mem’l Hosp. Corp. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Stonewall Jackson Mem’l Hosp. Co. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Oak Hill Hosp. Corp. d/b/a Plateau Med. Ctr. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Camden-Clark Mem’l Hosp. Corp. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Charles Town Gen. Hosp. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; City Hosp., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Potomac Valley Hosp. of W. Va., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Reynolds Mem’l Hosp. Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; St. Joseph’s Hosp. of Buckhannon, Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; United Hosp. Ctr., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; City of Cambridge v. Purdue Pharma L.P., et al., Mass. Sup. Ct., Middlesex Cty., 4/12/2019; Cty. of Ulster v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 4/10/2019; Cty. of Washington v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 4/1/2019; Town of Randolph v. Purdue Pharma L.P., et al., Mass. Sup. Ct., Suffolk Cty., 3/27/2019; Cty. of Montgomery v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 3/26/2019; Cty. of Herkimer v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 3/26/2019; Fire & Police Retiree Health Care Fund v. Sackler, et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 3/26/2019; State of New Mexico, ex rel. Balderas v. Purdue Pharma L.P., et al., N.M. Dist. Ct, 1st Jud. Dist., Santa Fe Cty., 3/6/2019; Cty. of Lewis v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 2/26/2019; Cty. of St. Lawrence v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 1/30/2019; Jefferson Cty., et al. v. Williams, et al., Mo. Cir. Ct., 22nd Judicial Dist., St. Louis Cty., 1/29/2019; City of New York v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 1/16/2019; Cty. Comm’n of Mason Cty. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 1/11/2019; Cty. Comm’n of Barbour Cty. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 1/11/2019; Mayor Chris Tatum ex rel. Village of Barboursville v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 1/11/2019; Cty. Comm’n of Taylor Cty. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 1/11/2019; Cty. Comm’n of Webster Cty. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 1/11/2019; Mayor Don E. McCourt ex rel. Town of Addison aka the Town of Webster Springs v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 1/11/2019; Cty. of Fulton v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 1/8/2019; Cty. of Cortland v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 1/8/2019; Cty. of Ontario v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 1/8/2019; Cty. of Columbia v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 12/1/2018; Cty. of Monroe

v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 12/1/2018; Cty. of Wyoming v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/28/2018; Cty. of Greene v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/28/2018; Cty. of Oswego v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/27/2018; Cty. of Schenectady v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/15/2018; Delaware Cty. v. Purdue Pharma L.P., et al., Pa. Ct. of Com. Pl., Delaware Cty., 11/14/2018; Cty. of Carbon v. Purdue Pharma L.P., et al., Pa. Ct. of Com. Pl., Delaware Cty., 11/14/2018; Carpenters Health & Welfare Fund v. Purdue Pharma L.P., et al., Pa. Ct. Com. Pl., Delaware Cty., 11/14/2018; Cty. of Broome v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/13/2018; Cty. of Erie v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/13/2018; Cty. of Orange v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/13/2018; Cty. of Dutchess v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/13/2018; Cty. of Seneca v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/13/2018; Cty. of Sullivan v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/13/2018; Johnson Cty. v. Abbott Labs, et al., Tex. Dist. Ct., 152nd Jud. Dist., Harris Cty., 11/2/2018; City of Ithaca v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Rensselaer v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Saratoga v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Schoharie v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Westchester v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Genesee v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Niagara v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Hamilton v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Franklin v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Schuyler v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Steuben v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Clinton v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Tompkins v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Suffolk v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Nassau v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Monongalia Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 9/28/2018; Upshur Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 9/28/2018; Marion Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 9/28/2018; Doddridge Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 9/28/2018; Randolph Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 9/28/2018; Brooke Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Hancock Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Harrison Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Lewis Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Marshall Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Ohio Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Tyler Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Wetzel Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017.